SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                   Date of Report (Date of earliest event reported):
                                    January 23, 1996



                                  THE GOOD GUYS, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-14134             94-2366177
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                    7000 Marina Boulevard, Brisbane, California 94005-1830
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  415/615-5000

























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                       Item 5.  Other Events.

                       On January 23, 1996, the Registrant announced that
             Ronald A. Unkefer, its founder and former Chief Executive Officer, was resigning as Chairman of the Board of Directors and as a Director to enable him to devote his full time and attention to other opportunities.

                       On January 29, 1996, the Registrant announced that
             its Board of Directors had authorized the purchase of up to 500,000 shares of its common stock in open-market purchases or in private transactions.


                       Item 7.  Financial Statements and Exhibits.

                  (c)  99.1  Press Release dated January 23, 1996.
                       99.2  Press Release dated January 29, 1996.


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE GOOD GUYS, INC.
                                           (Registrant)



                                      By:  /s/ Robert A. Gunst
                                           ________________________
                                      Name:  Robert A. Gunst
                                      Title: Chief Executive Officer


             Dated:  February 7, 1996















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                                     Exhibit Index


             Exhibit No.              Description

               99.1                   Press Release dated January 23, 1996

               99.2                   Press Release dated January 29, 1996















































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